Exhibit 99.1

Investor Contact:

Erica Abrams, The Blueshirt Group for Borland

415.217.7722

erica@blueshirtgroup.com

Borland Reports Solid Results for Third Quarter of Fiscal Year 2005

Cupertino, Calif. – November 1, 2005— Borland Software Corporation (Nasdaq: BORL), the global leader in platform-independent solutions for Software Delivery Optimization (SDO), today announced financial results for its third quarter ended September 30, 2005.

Revenues for the third quarter of 2005 were $67.9 million, GAAP net loss was $4.8 million, or $(0.06) per diluted share, and Non-GAAP net income was $835,000, or $0.01 per diluted share. GAAP results for the third quarter of 2005 include $3.5 million of amortization and acquisition-related expenses and $1.9 million of non-operating severance and restructuring charges.

The Company generated $2.5 million in cash from operations, and closed the quarter with approximately $190 million in cash, cash equivalents and short-term investments.

“We met our financial guidance for the third quarter and experienced positive progress with customers and partners in delivering our ALM solutions and advancing our SDO vision,” commented Scott Arnold, Interim Chief Executive Officer of Borland. “We stabilized our business in the third quarter and are positioned for longer-term growth.”

Borland also announced today that on October 27, 2005, the Compensation Committee of the Borland Board of Directors approved the acceleration of vesting for all unvested stock options granted under the Company’s stock option plans on or prior to September 30, 2005 with an exercise price higher than the closing price of the Company’s Common Stock on November 4, 2005. Unvested stock options held by members of the Board of Directors were excluded from the vesting acceleration. The Company estimates the aggregate future expense eliminated as a result of the acceleration to be approximately $13 million, with approximately $8 million of expense eliminated for 2006.

Business Outlook

Management provided the following financial guidance:

For the quarter ending December 31, 2005, on a GAAP basis:

•	Revenues in the range of $67 to $71 million.

•	Forecast net loss per share in the range of $(0.08) to $(0.05).

For the quarter ending December 31, 2005, on a Non-GAAP basis:

•	Forecast net income (loss) per share in the range of $(0.01) to $0.02.

The following table shows our Non-GAAP anticipated results for the quarter ending December 31, 2005 reconciled to the GAAP anticipated results. Our Non-GAAP anticipated results exclude restructuring costs, amortization of intangible assets and acquisition-related expenses, as applicable.

	Estimated per Share
	Low	High
	(unaudited)
GAAP net loss	$(0.08)	$(0.05)

Restructuring costs, amortization of intangible assets and acquisition-related expenses(1)	0.07	0.07

Non-GAAP net income (loss)	$(0.01)	$0.02

(1)	Includes $0.01 for restructuring costs, $0.05 for amortization of intangible assets and $0.01 for acquisition-related expenses.

Earnings Conference Call Information

Borland Software Corporation’s third quarter 2005 teleconference and simultaneous Webcast is scheduled to begin at 2:30 p.m. PT, on Tuesday, November 1, 2005. To access the live Webcast, please visit the Investor Relations section of Borland’s website. A replay will be available approximately two hours after the conference call ends and will be available through midnight November 15, 2005. The replay number is (800) 405-2236 or (303) 590-3000, with passcode 11041244. The archived Webcast will also be available on our website.

Non-GAAP Financial Measures

Borland provides all information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Internally, Borland reviews its Non-GAAP consolidated statement of operations, including calculations of Non-GAAP gross profit, operating income (loss), net income (loss) and net income (loss) per share, which exclude as applicable severance and restructuring charges, amortization of intangible and other assets, acquisition-related expenses, gains and losses on sales of investments, and the related tax effect and other tax expense not related to ongoing operations, to evaluate its ongoing operations and to allocate resources within the organization.

Borland’s management does not itself, nor does it suggest that investors should, consider such Non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Borland presents such Non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Borland’s operating results in a manner that focuses on what management believes to be Borland’s ongoing business operations. Management believes that the inclusion of Non-GAAP financial measures provides consistency and comparability with past reports of financial results and historically provided comparability to similar companies in Borland’s industry. Investors should note, however, that the Non-GAAP financial measures used by Borland may not be the same Non-GAAP financial measures as, and may not be calculated in the same manner as, that of other companies. Borland’s management believes it is useful for the company and investors to review both GAAP information that includes the expenses, charges, gains, and losses mentioned below and the Non-GAAP consolidated statement of operations, including calculations of Non-GAAP gross profit, operating income (loss), net income (loss) and net income (loss) per share that exclude such charges to have a better understanding of the overall performance of Borland’s business and its ability to perform in subsequent periods. Whenever Borland uses such a Non-GAAP financial measure, it provides a reconciliation of Non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

Borland excludes restructuring charges, including (i) employee severance and other termination benefits, (ii) lease termination costs and other expenses associated with exiting a facility, (iii) disposition of fixed assets, and (iv) other costs associated with terminating contracts, from its Non-GAAP consolidated statement of operations, including its calculations of Non-GAAP gross profit, operating income (loss), net income (loss) and net income (loss) per share. Expenses related to severance and restructuring have, in some cases, had a significant cash impact and effect on Borland’s results of operations, including its net income (loss) as measured in accordance with GAAP. However, Borland’s management believes such severance and restructuring charges incurred to realign its operating expenses with its anticipated future revenues and, consequently, does not consider these severance and restructuring costs as a normal component of its expenses related to ongoing operations. As a result, Borland’s management believes it is useful for itself and investors to review both GAAP information that includes such charges and Non-GAAP financial measures that exclude these charges to have a better understanding of the overall performance of Borland’s ongoing business operations and its performance in the periods presented. In accordance with GAAP, Borland regularly amortizes the remaining value of certain intangible assets over various periods. However, these amortization expenses result in no ongoing cash expenditures and otherwise have no material impact on Borland’s ongoing business operations. Similarly, from time to time, Borland undertakes strategic acquisitions and investments. The expenses related to such acquisitions and investments and the gains and losses on investments that are ultimately sold or otherwise disposed of may or may not result in a significant cash impact or effect on net income (loss) as measured in accordance with GAAP, but their impact is not directly related to Borland’s ongoing business activities in such periods. Borland believes that examination of both GAAP information that includes such charges and Non-GAAP financial measures that exclude such expenses provide management with information valuable to allocating available resources. Borland believes that if it did not provide such Non-GAAP financial information, investors would not have all the necessary data to analyze Borland’s ongoing operations.

About Borland

Founded in 1983, Borland Software Corporation (NASDAQ: BORL) is the global leader in Software Delivery Optimization. The company provides the software and services that align the people, processes and technology required to maximize the business value of software. To learn more about delivering quality software, on time and within budget, visit: http://www.borland.com.

Borland and Software Delivery Optimization and all other Borland brand and product names are service marks, trademarks or registered trademarks of Borland Software Corporation in the United States and other countries. All other marks are the property of their respective owners.

Safe Harbor Statement

This release contains “forward-looking statements” including statements regarding Borland’s strategic focus, near-term and long-term outlook and anticipated financial performance in the coming quarter. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially. Factors that could cause actual events or results to differ materially include, among others, our ability to sell multi-product solutions for the application development lifecycle; the timing and success of transitioning our business across each of our geographical regions of operation, especially Europe and Japan; the effects of a longer sales cycle as we increase our focus on larger enterprise customers; our ability to maintain revenue levels in our maturing product lines; the effects that altered spending priorities will have on our financial results; market acceptance and adoption of our products and services including our enterprise software development solutions; our ability to enhance the quality and scalability of our products to meet the needs of our customers; our ability to retain key personnel and hire new leaders to support our business transition; and general industry trends, general economic factors and capital market conditions. These and other risks may be detailed from time to time in Borland’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to its latest Annual Report on Form 10-K, and its latest quarterly report on Form 10-Q, copies of which may be obtained from http://www.sec.gov. Borland is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. Information contained in our website is not incorporated by reference in, or made part of this press release.

(TABLES TO FOLLOW)

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BORLAND SOFTWARE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, unaudited)

	September 30, 2005	December 31, 2004
ASSETS
Cash, cash equivalents and short-term investments	$189,120	$221,198
Accounts receivable, net	49,197	62,924
Property and equipment, net	17,943	16,117
Goodwill and acquired intangibles	188,178	195,020
Other assets	19,622	20,024

Total assets	$464,060	$515,283

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deferred revenues	$50,347	$51,647
Other current liabilities	78,072	80,923

Total current liabilities	128,419	132,570
Other long-term liabilities	14,917	6,333
Stockholders’ equity	320,724	376,380

Total liabilities and stockholders’ equity	$464,060	$515,283

BORLAND SOFTWARE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
License and other revenues	$39,236	$53,063	$120,959	$158,017
Service revenues	28,614	24,585	84,779	69,016

Total revenues	67,850	77,648	205,738	227,033

Cost of license and other revenues	1,515	2,172	6,390	6,646
Cost of service revenues	9,679	6,255	28,638	18,058
Amortization of acquired intangibles	2,517	2,388	7,550	7,324

Cost of revenues	13,711	10,815	42,578	32,028

Gross profit	54,139	66,833	163,160	195,005

Selling, general and administrative expenses	43,170	42,502	126,432	125,296
Research and development expenses	14,277	17,304	42,975	51,290
Restructuring, amortization of other intangibles and acquisition-related expenses	1,646	5,283	19,371	8,236

Total operating expenses	59,093	65,089	188,778	184,822

Operating income (loss)	(4,954)	1,744	(25,618)	10,183
Gain on sale of investment	—	—	4,680	—
Interest and other income (expense), net	1,317	764	3,824	787

Income (loss) before income taxes	(3,637)	2,508	(17,114)	10,970
Income tax provision	1,185	2,668	1,760	7,571

Net income (loss)	$(4,822)	$(160)	$(18,874)	$3,399

Net income (loss) per share:

Net income (loss) per share — basic	$(0.06)	$(0.00)	$(0.24)	$0.04

Net income (loss) per share — diluted	$(0.06)	$(0.00)	$(0.24)	$0.04

Shares used in computing basic net income (loss) per share	76,017	80,114	77,937	80,434

Shares used in computing diluted net income (loss) per share	76,017	80,114	77,937	81,867

BORLAND SOFTWARE CORPORATION

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended September 30, 2005			Three Months Ended September 30, 2004
	GAAP	Non- GAAP Adjust- ments	Non- GAAP	GAAP	Non- GAAP Adjust- ments	Non- GAAP
License and other revenues	$39,236	$—	$39,236	$53,063	$—	$53,063
Service revenues	28,614	—	28,614	24,585	—	24,585

Total revenues	67,850	—	67,850	77,648	—	77,648

Cost of license and other revenues	1,515	—	1,515	2,172	—	2,172
Cost of service revenues	9,679	—	9,679	6,255	—	6,255
Amortization of acquired intangibles(a)	2,517	(2,517)	—	2,388	(2,388)	—

Cost of revenues	13,711	(2,517)	11,194	10,815	(2,388)	8,427

Gross profit	54,139	2,517	56,656	66,833	2,388	69,221

Selling, general and administrative expenses(b)	43,170	(1,200)	41,970	42,502	—	42,502
Research and development expenses	14,277	—	14,277	17,304	—	17,304
Restructuring, amortization of other intangibles and acquisition-related expenses(c)	1,646	(1,646)	—	5,283	(5,283)	—

Total operating expenses	59,093	(2,846)	56,247	65,089	(5,283)	59,806

Operating income (loss)	(4,954)	5,363	409	1,744	7,671	9,415
Gain on sale of investment(d)	—	—	—	—	—	—
Interest and other income (expense), net	1,317	—	1,317	764	—	764

Income (loss) before income taxes	(3,637)	5,363	1,726	2,508	7,671	10,179
Income tax provision(e)	1,185	(294)	891	2,668	(21)	2,647

Net income (loss)	$(4,822)	$5,657	$835	$(160)	$7,692	$7,532

Net income (loss) per share:
Net income (loss) per share — basic	$(0.06)	$0.07	$0.01	$(0.00)	$0.09	$0.09

Net income (loss) per share — diluted	$(0.06)	$0.07	$0.01	$(0.00)	$0.09	$0.09

Shares used in computing basic net income (loss) per share	76,017		76,017	80,114		80,114

Shares used in computing diluted net income (loss) per share	76,017		76,366	80,114		81,152

BORLAND SOFTWARE CORPORATION

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Nine Months Ended September 30, 2005			Nine Months Ended September 30, 2004
	GAAP	Non- GAAP Adjust- ments	Non- GAAP	GAAP	Non- GAAP Adjust- ments	Non- GAAP
License and other revenues	$120,959	$—	$120,959	$158,017	$—	$158,017
Service revenues	84,779	—	84,779	69,016	—	69,016

Total revenues	205,738	—	205,738	227,033	—	227,033

Cost of license and other revenues	6,390	—	6,390	6,646	—	6,646
Cost of service revenues	28,638	—	28,638	18,058	—	18,058
Amortization of acquired intangibles(a)	7,550	(7,550)	—	7,324	(7,324)	—

Cost of revenues	42,578	(7,550)	35,028	32,028	(7,324)	24,704

Gross profit	163,160	7,550	170,710	195,005	7,324	202,329

Selling, general and administrative expenses(b)	126,432	(1,200)	125,232	125,296	—	125,296
Research and development expenses	42,975	—	42,975	51,290	—	51,290
Restructuring, amortization of other intangibles and acquisition-related expenses(c)	19,371	(19,371)	—	8,236	(8,236)	—

Total operating expenses	188,778	(20,571)	168,207	184,822	(8,236)	176,586

Operating income (loss)	(25,618)	28,121	2,503	10,183	15,560	25,743
Gain on sale of investment(d)	4,680	(4,680)	—	—	—	—
Interest and other income (expense), net	3,824	—	3,824	787	—	787

Income (loss) before income taxes	(17,114)	23,441	6,327	10,970	15,560	26,530
Income tax provision(e)	1,760	1,159	2,919	7,571	145	7,716

Net income (loss)	$(18,874)	$22,282	$3,408	$3,399	$15,415	$18,814

Net income (loss) per share:
Net income (loss) per share — basic	$(0.24)	$0.28	$0.04	$0.04	$0.19	$0.23

Net income (loss) per share — diluted	$(0.24)	$0.28	$0.04	$0.04	$0.19	$0.23

Shares used in computing basic net income (loss) per share	77,937		77,937	80,434		80,434

Shares used in computing diluted net income (loss) per share	77,937		78,657	81,867		81,867

The above Non-GAAP results exclude the following items, which are included in Borland’s Condensed Consolidated Statements of Operations when presented in accordance with GAAP:

(a)	Amortization of intangible assets resulting from acquisitions
(b)	Severance paid to former chief executive officer
(c)	Restructuring expenses and reversals, amortization of other intangible assets and acquisition-related stock- based compensation expenses
(d)	Gain on the sale of an equity investment
(e)	Income tax effect on Non-GAAP items and other tax expense not related to ongoing operations.